UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

MGP Ingredients, Inc.
(Name of Registrant as Specified In Its Charter)

Karen Seaberg Laidacker M. Seaberg Cloud L. Cray, Jr. Cray Family Management LLC Cray MGP Holdings LP Thomas M. Cray John P. Bridendall M. Jeannine Strandjord
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

On December 12, 2013, Karen Seaberg, Laidacker M. Seaberg, Cloud L. Cray, Jr., Thomas M. Cray, Cray Family Management LLC and Cray MGP Holdings LP jointly filed an Amendment No. 4 to their Schedule 13D relating to MGP Ingredients, Inc. (the “Company”), a copy of which is attached hereto.  The foregoing persons, along with John P. Bridendall and M. Jeannine Strandjord, are participants (the “Participants”) in the solicitation of proxies for the Company’s 2013 Annual Meeting of Stockholders, and any adjournments, postponements, continuations or rescheduling thereof (the “2013 Annual Meeting”), and, in the case of Karen Seaberg and Cloud L. Cray, Jr., both are directors of the Company.

ON JULY 10, 2013, THE PARTICIPANTS FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS FROM THE STOCKHOLDERS OF THE COMPANY FOR USE AT THE 2013 ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT IS AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. THE PARTICIPANTS’ DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WERE FIRST SENT TO HOLDERS OF THE COMPANY’S COMMON STOCK AND PREFERRED STOCK ON OR ABOUT JULY 12, 2013.

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 4)*

MGP INGREDIENTS, INC.

(Name of Issuer)

Common Stock, No Par Value

(Title of Class of Securities)

55303J 106

(CUSIP Number)

John A. Granda

Stinson Morrison Hecker LLP

1201 Walnut St., Suite 2900

Kansas City, Missouri 64106

(816) 842-8600

(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

December 12, 2013

(Date of Event Which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box ☐.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Section 240.13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 59832G 104

1	Name of Reporting Person Karen Seaberg

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) OO, PF

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization U.S.A.

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 2,781,060

	8	Shared Voting Power 4,988,601 (1)

	9	Sole Dispositive Power 2,781,060

	10	Shared Dispositive Power 4,988,601 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,988,601 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.94% (2)

14	Type of Reporting Person (See Instructions) IN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,851,535 shares outstanding as of October 31, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, filed with the Securities and Exchange Commission on November 12, 2013).

CUSIP No. 59832G 104

1	Name of Reporting Person Cray Family Management LLC

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) AF, OO

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization Kansas

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0

	8	Shared Voting Power 4,988,601 (1)

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 4,988,601 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,988,601 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.94% (2)

14	Type of Reporting Person (See Instructions) OO

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,815,535 shares outstanding as of October 31, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, filed with the Securities and Exchange Commission on November 12, 2013).

CUSIP No. 59832G 104

1	Name of Reporting Person Cray MGP Holdings LP

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☐
	(b)	☒

3	SEC Use Only

4	Source of Funds (See Instructions) OO

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization Kansas

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0

	8	Shared Voting Power 4,988,601 (1)

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 4,988,601 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,988,601 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.94% (2)

14	Type of Reporting Person (See Instructions) PN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,851,535 shares outstanding as of October 31, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, filed with the Securities and Exchange Commission on November 12, 2013).

CUSIP No. 59832G 104

1	Name of Reporting Person Laidacker M. Seaberg

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) Not Applicable

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization U.S.A.

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0

	8	Shared Voting Power 4,988,601 (1)

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 4,988,601 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,988,601 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.94% (2)

14	Type of Reporting Person (See Instructions) IN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,851,535 shares outstanding as of October 31, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, filed with the Securities and Exchange Commission on November 12, 2013).

CUSIP No. 59832G 104

1	Name of Reporting Person Cloud L. Cray, Jr.

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) Not Applicable

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization U.S.A.

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 810,005

	8	Shared Voting Power 4,988,601 (1)

	9	Sole Dispositive Power 810,005

	10	Shared Dispositive Power 4,988,601 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,988,601 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.94% (2)

14	Type of Reporting Person (See Instructions) IN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,851,535 shares outstanding as of October 31, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, filed with the Securities and Exchange Commission on November 12, 2013).

CUSIP No. 59832G 104

1	Name of Reporting Person Thomas M. Cray

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) OO, PF

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization U.S.A.

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 48,500

	8	Shared Voting Power 4,988,601 (1)

	9	Sole Dispositive Power 48,500

	10	Shared Dispositive Power 4,988,601 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,988,601 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.94% (2)

14	Type of Reporting Person (See Instructions) IN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,851,535 shares outstanding as of October 31, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, filed with the Securities and Exchange Commission on November 12, 2013).

SCHEDULE 13D

for Cray Family Management LLC, Cray MGP Holdings LP,

Karen Seaberg, Laidacker M. Seaberg, Cloud L. Cray, Jr. and Thomas M. Cray

Explanatory Note:  This Amendment No. 4 further amends the Schedule 13D/A filed by Karen Seaberg, Cray Family Management, LLC, Cray MGP Holdings LP, Laidacker M. Seaberg, Thomas M. Cray and Cloud L. Cray, Jr., filed on October 18, 2013.  This Amendment includes Thomas M. Cray and amends and restates Items 4, 5 and 6. Each of the reporting persons is a member of a group that has agreed to vote their shares of the Company’s Common Stock and Preferred Stock as described in Item 4 below.

Item 1. Security and Issuer.

This statement, which is a joint filing made on behalf of each of the above named persons pursuant to Rule 13d-1(k),  relates to shares of the No Par Value Common Stock (“Common Stock”) of MGP Ingredients, Inc. (the “Company”). The address of the principal executive offices of the Company is Cray Business Plaza, 100 Commercial Street, Atchison, Kansas 66002.

Item 2. Identity and Background.

Karen Seaberg

(a)                                 Address:

20073 266th Road

Atchison, Kansas 66002

(b)                                 Present principal occupation or employment:

Member of the Board of the Company.  The Company is a fully integrated producer of certain ingredients and distillery products.

Managing Member of Cray Family Management LLC

20073 266th Road

Atchison, Kansas 66002

Travel Agent

Travel Center of Atchison

725 Commercial

Atchison, Kansas 66002

(c)                                  Criminal convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(d)                                 Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

(e)                                  Citizenship:

U.S.A.

Cray Family Management LLC

(a)                                 State of Organization:

Kansas

(b)                                 Principal Business:

General Partner of Cray MGP Holdings LP

(c)                                  Business Address and Address of Principal Office:

20073 266th Road

Atchison, Kansas 66002

(d)                                 Criminal Convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(e)                                  Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

Cray MGP Holding LP

(a)                                 State of Organization:

Kansas

(b)                                 Principal Business

Investments

(c)                                  Business Address and Address of Principal Office

20073 266th Road

Atchison, Kansas 66002

(d)                                 Criminal convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(e)                                  Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

Laidacker M. Seaberg

(a)                                 Address:

20073 266th Road

Atchison, Kansas 66002

(b)                                 Present principal occupation or employment:

Retired

(c)                                  Criminal convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(d)                                 Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

(e)                                  Citizenship:

U.S.A.

Cloud L. Cray, Jr.

(a)                                 Name of person filing:

Cloud L. Cray, Jr.

(b)                                 Business address:

MGP Ingredients, Inc.

Cray Business Plaza

100 Commercial Street

PO BOX 130

Atchison, Kansas 66002

(c)                                  Present principal occupation or employment:

Member of the Board of the Company. The Company is a fully integrated producer of certain ingredients and distillery products.

(d)                                 Criminal convictions: the reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(e)                                  Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

(f)                                   Citizenship: U.S.A.

Thomas M. Cray

(a)                                 Address:

6621 Belinder

Mission Hills, KS 66208

(b)                                 Present principal occupation or employment:

President and owner of No Spill Inc., CMP, Inc.

9808 Pflumm Road

Lenexa, KS 66208

(c)                                  Criminal convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(d)                                 Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

(e)                                  Citizenship:

U.S.A.

Item 3. Source and Amount of Funds or Other Consideration.

See Item 4.

Item 4. Purpose of Transaction.

Item 4 is hereby amended and restated in its entirety as follows:

This report relates to, among other things, the formation of Cray Family Management LLC (“Management”) and Cray MGP Holdings LP (the “Partnership”) and the contribution of Common Stock to the Partnership.

Management was formed on September 25, 2012 and Partnership was formed on October 1, 2012 for estate planning purposes.  Karen Seaberg is the sole manager of Management, and Karen Seaberg and her sisters, Cathy Scroggs and Susan Robbins, are the members of Management.  Management is the general partner of Partnership.  The limited partners of the Partnership and their respective percentage interests in the Partnership as of May 9, 2013 are Cloud L. Cray, Jr. (34%) and the Cloud L. Cray, Jr. Gift Trust (the “Gift Trust”) (65%).

On December 16, 2012, Cloud L. Cray Jr. contributed 2,555,967 shares of Common Stock to the Partnership.  On December 12, 2012, Karen Seaberg and Susan Robbins contributed 9,000 and 3,010 shares of Common Stock to Management, respectively. Susan Robbins contributed an additional 5,090 shares on December 21, 2012.  Cathy Scroggs contributed cash to Management. Management used these contributions to acquire a 1% interest in Partnership on December 30, 2012.

In connection with his contribution, Mr. Cray received a 99% interest in the Partnership.  On December 26, 2012, Mr. Cray donated a 65% limited partnership interest in the Partnership to the Gift Trust.  Under the terms of the Gift Trust, Mr. Cray may reacquire all or any part of this contribution by substituting property of equivalent value.

Karen Seaberg is trustee of the Gift Trust, whose beneficiaries are the descendants of Cloud L. Cray living from time to time.

The reporting persons have had growing concern with the lack of profitable growth, deterioration in the corporate culture, efforts to sell certain parts of the Company’s business, efforts to amend the bylaws that would limit accountability to shareholders and increase the power of the Chief Executive Officer (“CEO”), and the level of compensation paid to the Chairman of the board of directors and the CEO of the Company.  Events transpiring since the original filing of this Schedule 13D have served as a catalyst to cause the reporting persons to become proactive in seeking to (i) change the composition of the board of directors and management, and (ii) influence the board of directors and officers to improve business and financial performance, ensure accountability to shareholders and restore a corporate culture that is positive, is empowering and reinforces the Company’s goals.  In particular, the reporting persons are seeking (i) the approval by stockholders of an amendment to the Company’s bylaws to provide for the right of stockholders holding 10% or more of either of the Company’s Common Stock or Preferred Stock to call a special meeting, (ii) the approval by the board of directors of an amendment of the Company’s articles of incorporation to de-stagger the board of directors and provide for the annual election of all directors and to permit the immediate removal, with or without cause, of any director, (iii) immediately following the adoption of the amendment to de-stagger the Company’s board of directors and permit the immediate removal of any director, (iv) the approval by stockholders of an amendment to the Company’s bylaws to provide for confidential voting at stockholder meetings; (v) the approval by stockholders of an amendment to the Company’s bylaws to require that any vacancies on the Company’s board of directors be filled only by stockholders and not by the board; and (vi) the repeal of any provision of or amendments to the Company’s bylaws adopted by the board of directors without the approval of stockholders after April 3, 2013 and before the date of the 2013 Annual Meeting of Stockholders (the “Annual Meeting”).

On May 22, 2013 the reporting persons revoked proxies they had previously given in favor of the matters to be voted at the Annual Meeting originally scheduled to be held on May 23, 2013.  As a result, there was not a quorum and therefore no business could be conducted at that meeting and it had to be adjourned to a later date.

When the Annual Meeting reconvenes, as described below, the reporting persons currently intend to vote their shares of Preferred Stock, which are described in Item 6, in favor of Cloud L. Cray, Jr. and M. Jeannine Strandjord.  The reporting persons also currently intend to vote their shares of Common Stock in favor of John P. Bridendall and will not vote in favor of John Speirs who is the Group A nominee nominated by the Company’s board of directors.

On September 26, 2013, a majority of the Trustees of the Cray Family Trust took action to terminate the Cray Family Trust and to distribute its assets upon termination to the three beneficial owners, The Foundation of the Atchison Family of YMCA (the “YMCA”), the University of Kansas Endowment Association (“KU”) and Cloud L. Cray, Jr. In connection with the termination of the Cray Family Trust, on September 23, 2013, Karen Seaberg entered into an option to purchase the Voting Trust Certificates distributed to the YMCA and exercised the option on October 16, 2013.

On October 17, 2013, the Trustees of the MGP Ingredients, Inc. Voting Trust (the “Voting Trust”) (Karen Seaberg, Cloud L. Cray, Jr. and Thomas M. Cray) took action to terminate the Voting Trust and distribute the 333 shares of the Company’s Preferred Stock formerly held by it to holders of the Voting Trust Certificates. Thomas M. Cray is seeking to obtain an option to purchase KU’s 111 shares of the Company’s Preferred Stock.

On December 3, 2013, Cloud “Bud” Cray, Jr., Karen Seaberg and Thomas M. Cray (collectively, the “Cray Group”) entered a Settlement Agreement and Mutual Release (the “Settlement Agreement” and a copy of which is filed herewith as Exhibit 99.12 and incorporated herein by reference) with the Company and with Michael Braude, Linda Miller, Gary Gradinger, Daryl Schaller, John Speirs, and John Byom, each as independent members of the Company’s Board of Directors (the “Board”) and Tim Newkirk, who was then serving as the Company’s Chief Executive Officer and a member of the Board.  The Settlement Agreement resolved certain issues surrounding the proxy contest launched by the Cray Group in connection with the Annual Meeting and various lawsuits involving the Company, the Cray Group and Mr. Newkirk.

Pursuant to the Settlement Agreement, the Cray Group will continue to hold proxies for the election of directors, governance proposals and the say-on-pay advisory vote reflected in its proxy statement and proxy card.  The Company and the Cray Group have agreed not to engage, directly or indirectly, in further solicitation efforts in connection with the Annual Meeting, except to the extent required by law, and not to propose or present any additional proposals at the Annual Meeting.  The agenda and rules for the Annual Meeting will be mutually agreed upon by the Company and the Cray Group.

In connection with the Settlement Agreement, Tim Newkirk was terminated without cause as the Company’s Chief Executive Officer effective December 3, 2013.  Effective December 3, 2013, Mr. Newkirk resigned from the Company’s Board and subsidiary boards as contemplated by the Settlement Agreement.  As described in the Settlement Agreement, on December 3, 2013, the parties to the Settlement Agreement entered into a Voting Agreement (the “Voting Agreement” a copy of which is filed herewith as Exhibit 99.13 and incorporated herein by reference) with respect to shares of the Company’s preferred stock beneficially owned by the Cray Group.  Pursuant to the Voting Agreement and subject to the terms and conditions therein, the Board seat vacancy resulting from Mr. Newkirk’s resignation will be filled by the new CEO to be hired in the CEO search.  Mr. Newkirk will, pursuant to the terms of the Company’s First Amended and Restated MGP Ingredients, Inc. Short-Term Incentive Plan (the “MEP Plan”) and his Employment Agreement with the Company, be paid the sum of $655,218 plus an amount to satisfy the COBRA subsidy obligation and a pro rata payment under the MEP Plan, in each case pursuant to the terms of a release of the Company.  Separately, members of the Cray Group and Mr. Newkirk have entered into agreements for the purchase of Mr. Newkirk’s house and the termination, with prejudice, of litigation involving Mr. Newkirk and the Cray Group; the Company is not a party to these arrangements.  Immediately following the Annual Meeting, the Board will elect Don Tracy, the Company’s Vice President and Chief Financial Officer, and Randy Schrick, the Company’s Vice President of Engineering, to serve as Interim Co-CEOs until a new permanent CEO is hired.

Assuming that the Cray Group’s precatory proposal to be presented at the Annual Meeting calling for the Board to destagger is successful, the Board has agreed, in the Voting Agreement and on the terms and subject to the conditions therein, to vote in favor of an amendment to the Company’s articles of incorporation to destagger the Board and has agreed to submit such amendment to shareholders for approval at the 2014 Annual Meeting of Stockholders of the Company.

The Settlement Agreement includes certain changes to the composition of Board Committees. Assuming her election at the 2013 Annual Meeting, Ms. Jeannine Strandjord, a Cray Group’s director-nominee, will be elected by the Board to be the Chair of the Audit Committee at the first meeting of the Board following the Annual Meeting.  Assuming his election at the Annual Meeting, Mr. John P. Bridendall, a Cray Group’s director-nominee, will be elected by the Board to be a member of the Audit Committee.  Following the Annual Meeting and assuming the elections of Ms. Strandjord and Mr. Bridendall and the re-election of Mr. Bud Cray, Mr. Bud Cray, Ms. Strandjord, and Mr. Bridendall will be elected to be members of the Nominating and Governance Committee.  Following the Annual Meeting and assuming their election, Ms. Strandjord and Mr. Bridendall will become members of the Human Resources and Compensation Committee.

Pursuant to the Settlement Agreement, the Company will not sell any of its assets, will not make any acquisitions of other companies or assets and will not enter into any joint venture relationships of a material nature or outside of the ordinary course of business in the next 12 months without the approval of at least six members of the Board.

The Company also agreed to reimburse, within ten business days of presentment, the members of the Cray Group for all reasonable legal fees and out-of-pocket costs and expenses up to an aggregate maximum cap of $1,775,000, incurred in connection with the matters related to the Annual Meeting.

Except as described in this Item 4, the reporting persons presently have no plans or proposals which relate to or would result in any of the effects specified in subparagraphs (a) through (j) in the text of Item 4 of Schedule 13D.

The undersigned Laidacker Seaberg may sell a portion of his holdings in the Company’s common stock over the course of the next year, depending on market prices, for personal financial management purposes.  Such sales may be made pursuant to a 10b5-1 trading plan.

Item 5. Interest and Securities of the Issuer.

(a)-(b)  The number and percentage of shares of Common Stock beneficially owned by each of the Reporting Persons, based on 17,851,535 shares outstanding as of October 31, 2013, are as follows:

Cray Family Management LLC

(i)                                     Number Beneficially Owned: 4,988,601

Percent of Class: 27.94%

(ii)                                  Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote:  0

(B)                               Shared power to vote or direct the vote: 4,988,601

(C)                               Sole power to dispose or direct the disposition of: 0

(D)                               Shared power to dispose or direct the disposition of: 4,988,601

2,573,967 shares shown above are owned of record by the Partnership.

Management is the general partner of the Partnership. Karen Seaberg is the managing member of Management and in such capacity has sole power to vote and dispose of the shares owned by the Partnership.

Cray MGP Holding LP

(i)                                     Number Beneficially Owned: 4,988,601

Percent of Class: 27.94%%

(ii)                                  Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote: 0

(B)                               Shared power to vote or direct the vote: 4,988,601

(C)                               Sole power to dispose or direct the disposition of: 0

(D)                               Shared power to dispose or direct the disposition of: 4,988,601

Management is the general partner of the Partnership. Karen Seaberg is the managing member of Management and in such capacity has sole power to vote and dispose of the shares owned by the Partnership.

Karen Seaberg

(i)                                     Number Beneficially Owned: 4,988,601

Percent of Class: 27.94%

(ii)                                  Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote:  2,781,060

(B)                               Shared power to vote or direct the vote: 4,988,601

(C)                               Sole power to dispose or direct the disposition of:  2,781,060

(D)                               Shared power to dispose or direct the disposition of: 4,988,601

The amounts reported in (A) and (C) include 2,573,967 shares owned of record by the Partnership. As manager of Management, Partnership’s general partner,  Karen Seaberg has sole voting and investment power over shares owned by Partnership.  The shares shown as beneficially owned by Karen Seaberg in (B) and (D) consist of shares owned of record by her spouse, Laidacker M. Seaberg, from whom she holds a durable power of attorney.

Laidacker M. Seaberg

(i)                                     Number Beneficially Owned: 4,988,601

Percent of Class: 27.94%

(ii)                                  Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote:  0

(B)                               Shared power to vote or direct the vote: 4,988,601

(C)                               Sole power to dispose or direct the disposition of:  0

(D)                               Shared power to dispose or direct the disposition of: 4,988,601

Cloud L. Cray, Jr.

(i)                                     Number Beneficially Owned:  4,988,601

Percent of Class: 27.94%

(ii)                                  Number of shares of Common Stock as to which the Reporting Person has:

(A)          Sole voting power to vote or direct the vote  810,005

(B)          Shared power to vote or direct the vote: 4,988,601

(C)          Sole power to dispose or direct the disposition of: 810,005

(D)          Shared power to dispose or direct the disposition of: 4,988,601

The amounts reported in (ii)(A) and (C) include 6,000 shares subject to presently exercisable stock options.

Thomas M. Cray

(i)                                     Number Beneficially Owned: 4,988,601

Percent of Class: 27.94%

(ii)                                  Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote:  48,500

(B)                               Shared power to vote or direct the vote: 4,988,601

(C)                               Sole power to dispose or direct the disposition of:  48,500

(D)                               Shared power to dispose or direct the disposition of: 4,988,601

(c)                                  During the last 60 days, none of the undersigned has effected any transactions in shares of Common Stock of the Company.

(d)-(e)               Not applicable

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer.

Item 6 is hereby amended and restated in its entirety as follows:

Karen Seaberg and Laidacker M. Seaberg are husband and wife.  Cloud L. Cray, Jr. is Karen Seaberg’s father. Karen Seaberg is the sole manager of Management and, as such, has sole power to vote and dispose of the shares held by the Partnership. Thomas M. Cray is Karen Seaberg’s cousin and the nephew of Cloud L. Cray, Jr.

The terms of the limited partnership agreement of the Partnership give Karen Seaberg the unfettered right and authority to dispose of Common Stock held by the Partnership for so long as she is the sole manager of Management.  If either of her sisters should become manager of Management, they may only sell Common Stock to lineal descendants of Cloud L. Cray, Jr. or trusts for the benefit of a descendant or descendants or an entity over which one or more lineal descendants possesses voting control.  Should any other person become manager of Management or should the Partnership have more than one general partner, the terms of the partnership agreement require the general partner to offer the Common Stock held by the Partnership to the persons described in the preceding sentence before disposing of it to third parties.  Distributions by the Partnership are to be made as determined by its general partner in proportion to the limited partners’ respective partnership interests. The Partnership may be dissolved with the consent of the general partner and holders of 80% of the limited partnership interests.  Upon dissolution, distribution of Partnership assets would be determined by the general partner or other person designated by law.

Karen Seaberg has a durable power of attorney from Laidacker M. Seaberg empowering her to vote shares owned by him.

Following the termination of the Family Trust and the Voting Trust, the 333 shares of the Company’s Preferred Stock, formerly held in Voting Trust Certificates and distributed to the YMCA, KU and Karen Seaberg, were distributed KU and Karen Seaberg (pursuant to her exercise of the option for YMCA’s 111 shares on October 16, 2013 and the exercise by Cloud L. Cray, Jr. of a general power of appointment). KU now holds 111 shares. Thomas M. Cray is seeking an option to purchase all 111 shares of KU’s Preferred Stock. Karen Seaberg now holds 222 shares of the Company’s Preferred Stock. Laidacker M. Seaberg directly owns 71 shares of the Company’s Preferred Stock.

The 293 shares currently beneficially owned by the reporting persons represent approximately 67% of the outstanding Preferred Stock.

The Articles of Incorporation and Bylaws of the Company entitle the holders of the Preferred Stock to elect five out of the Company’s nine directors. Only the holders of Preferred Stock are entitled to vote upon any proposal which requires stockholder approval and which will authorize or direct the Company to merge with another corporation, consolidate, voluntarily dissolve, sell, lease or exchange all or substantially all of its property and assets, or amend its Articles of Incorporation; provided, that the holders of Common Stock are entitled to vote, as a class, upon any such proposal if the result thereof would be to increase or decrease the aggregate number of authorized shares of Common Stock or Preferred Stock, increase or decrease the par value of the shares of Common Stock or Preferred Stock, or alter or change the powers, preferences or special rights of the Common Stock or Preferred Stock so as to affect the holders of Common Stock adversely. On all other matters, other than the election of directors, the holders of

Common Stock and Preferred Stock each vote separately, as a class, and no such matter to be acted upon may be approved unless it receives the affirmative vote, consent or approval of the holders of a majority, or such greater percentage as may be required by law, of the shares of Common Stock and the shares of Preferred Stock.

The reporting persons have also agreed to certain conditions regarding the shares of stock of the Company beneficially owned by them under the Settlement Agreement and the Voting Agreement, as more fully described in Item 4 hereof and in the Company’s Form 8-K filed on December 3, 2013.

Item 7. Material to be Filed as Exhibits.

99.1                        Cray Family Trust (incorporated by reference to Exhibit 1 to Amendment No. 1 to Schedule 13D of Laidacker Seaberg dated November 17, 1994).

99.2                        First Amendment to Cray Family Trust dated November 13, 1980 (incorporated by reference to Exhibit 9.2 to MGP Ingredients, Inc.’s Form 10-Q for the quarter ended December 31, 2005) (File No. 000-17196).

99.3                        Voting Trust Agreement dated as of November 16, 2005 (incorporated by reference to Exhibit 9.1 to MGP Ingredients, Inc.’s Form 10-Q for the quarter ended December 31, 2005) (File No. 000-17196).

99.4                        First Amendment to Voting Trust. (incorporated by reference to Exhibit 9.4 of MGP Ingredients, Inc.’s Form 10-K for the fiscal year ended June 30, 2010 (File No. 000-17196)).

99.5                        Cray Family Management LLC Operating Agreement dated September 25, 2012. (incorporated by reference to Exhibit 99.5 to Schedule 13D of Karen Seaberg dated May 9, 2013)

99.6                        Limited Partnership Agreement of Cray MGP Holdings LP dated October 1, 2012, as amended May 8, 2013. (incorporated by reference to Exhibit 99.6 to Schedule 13D of Karen Seaberg dated May 9, 2013)

99.7                        Durable Power of Attorney dated May 14, 1992. (incorporated by reference to Exhibit 99.7 to Schedule 13D of Karen Seaberg dated May 9, 2013)

99.8                        Second Amendment to Voting Trust dated June 27, 2013 (incorporated by reference to Exhibit 99.8 to Schedule 13D/A of the reporting persons dated July 3, 2013)

99.9                        Option Agreement dated September 23, 2013 between The Foundation of Atchison Family of YMCA and Karen L. Seaberg (incorporated by reference to Exhibit 99.9 to Schedule 13D/A of the reporting persons dated October 7, 2013)

99.10                 Joint Filing Agreement (incorporated by reference to Exhibit 99.8 to Schedule 13D of the reporting persons dated May 24, 2013)

99.11                 Joinder to Joint Filing Agreement (incorporated by reference to Exhibit 99.11 to Schedule 13D/A of the reporting persons dated October 7, 2013)

*99.12          Settlement Agreement and Mutual Release between MGP Ingredients, Inc., Karen Seaberg, Cloud L. Cray, Jr., Thomas M. Cray and all other members of the MGP Ingredients, Inc. Board of Directors, dated December 3, 2013

*99.13          Voting Agreement between MPG Ingredients, Inc., Karen Seaberg, Cloud L. Cray, Jr., Thomas M. Cray and certain directors of MGP Ingredients, Inc., dated December 3, 2013

*  Filed herewith

SIGNATURE.

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Cray Family Management LLC

	By	/s/ Karen Seaberg
Karen Seaberg
Manager

Cray MGP Holdings LP

	By:	Cray Family Management LLC,
its General Partner

	By	/s/ Karen Seaberg
Karen Seaberg
Manager

/s/ Karen Seaberg
Karen Seaberg

/s/ Laidacker M. Seaberg
Laidacker M. Seaberg

/s/ Cloud L. Cray, Jr.
Cloud L. Cray, Jr.

/s/ Thomas M. Cray
Thomas M. Cray

Date: December 12, 2013

Exhibit 99.12

CONFIDENTIAL

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (the “Agreement”) is entered into on December 3, 2013 by MGP Ingredients, Inc. (“MGP” or the “Company”), Cloud “Bud” Cray, Jr., Karen Seaberg, and Thomas M. Cray (Karen. Seaberg, Cloud “Bud” Cray, Jr. and Thomas M. Cray, collectively, the “Cray Group”), Michael Braude, Linda Miller, Gary Gradinger, Daryl Schaller, John Speirs, and John Byom, each as independent members of the Board of Directors (the “Board”) of MGP, and Tim Newkirk.  All of the above are collectively referred to as the Parties to this Agreement.

RECITALS

WHEREAS, the Cray Group, MGP, and Newkirk are presently involved in various lawsuits in the District Court of Atchison County, Kansas (Nos. 13CV63 and 13CV69), the District Court of Johnson County, Kansas (No. 13CV04382), and the Kansas Court of Appeals (No.110341) (the “Lawsuits”);

WHEREAS, the Cray Group is also presently involved in a proxy contest (the “Proxy Contest”) related to the 2013 Annual Meeting of Stockholders of MGP (“Annual Meeting”) and related litigation referenced above; and

WHEREAS, to avoid the expense of continued and/or additional litigation, the uncertainties of trial and the continued issues surrounding the Proxy Contest as it pertains to the Annual Meeting, the Parties have agreed to compromise and settle the Lawsuits as well as any issues concerning or related to the Annual Meeting or the Proxy Contest, without admission of liability.

NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties agree as follows.

1.                                      Board Composition; Executive Termination.

a.                                      Tim Newkirk’s employment will be terminated without cause by the Company (in accordance with the terms of his Employment Agreement) immediately following the execution of this Agreement, and coincident with this termination he will resign from the Board and any subsidiary or affiliate boards, in accordance with the agreements contemplated by Section 3 hereof.  The Parties will cause the Board seat he occupies to remain vacant until filled by the new permanent Chief Executive Officer (a “CEO”), who is to be hired as a result of a national executive search conducted by a recognized search firm selected by the Board following the Annual Meeting.

b.                                      The Parties hereto acknowledge that Cloud “Bud” Cray, Jr., Jeannine Strandjord and John Bridendall, or, if any of them is unable to serve, their respective replacements as determined by the Cray Group in its reasonable discretion (a “Replacement”), are and will be the nominees of the Cray Group.

c.                                       Karen Seaberg, or her Replacement, will continue her term on the Board.

d.                                      Mr. Newkirk will, pursuant to the terms of the Company’s First Amended and Restated MGP Ingredients, Inc. Short-Term Incentive Plan (“MEP Plan”) and his Employment Agreement with the Company, be paid the sum of $655,218 plus (i) an amount to satisfy the COBRA subsidy obligation, in each case pursuant to the terms of a release of the Company in the form attached hereto as Exhibit A, and (ii) a pro-rata payment due to Mr. Newkirk under the MEP Plan, the amount of which is not currently determinable but is estimated to be $434,830.

e.                                       In connection with Mr. Newkirk’s termination, the Company and Mr. Newkirk will enter into a Transition Services Agreement in the form attached hereto as Exhibit B.

f.                                        The Company and the Cray Group will enter into a Voting Agreement with respect to the preferred stock beneficially owned by the Cray Group (the “Cray Group Preferred Shares”), and pursuant to which, the Board will agree to vote in favor of the proposal to declassify the Board and which will be voted on by shareholders at the 2014 Annual Meeting of Stockholders of MGP, in the form attached hereto as Exhibit C.

2.                                      Interim Co- CEOs.

Immediately following the Annual Meeting, Don Tracy and Randy Schrick will be elected to serve as Interim Co-CEOs. Mr. Tracy and Mr. Schrick shall continue as Co-CEOs until a replacement CEO is hired pursuant to Section 1.  The Board will approve any required amendments to Mr. Tracy’s employment agreement to reflect his interim status as Co-CEO.

3.                                      Other Agreements with Mr. Newkirk.

The Parties hereto acknowledge that Mr. Newkirk and appropriate persons of the Cray Group are simultaneously entering into a (a) settlement agreement, conditioned upon execution of this Agreement, in which Mr. Newkirk agrees to terminate the Johnson County litigation with prejudice, and not to file any similar litigation in the future, and (b) an agreement related to the purchase of Mr. Newkirk’s house.

4.                                      Committee Composition and Chairperson of the Board.

a.                                      Assuming her election at the Annual Meeting, Ms. Jeannine Strandjord will be elected by the Board to be the Chair of the Audit Committee at the first meeting of the Board following the Annual Meeting.

b.                                      Assuming his election at the Annual Meeting, Mr. John P. Bridendall will be elected by the Board to be a member of the Audit Committee.  Following the Annual Meeting and assuming the elections of Ms. Strandjord and Mr. Bridendall and the re-election of Mr. Bud Cray, Mr. Bud Cray, Ms. Strandjord, and Mr. Bridendall will be elected to be members of the

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Nominating and Governance Committee (the “Governance Committee”).  Following the Annual Meeting and assuming their election, Ms. Strandjord and Mr. Bridendall will become members of the Human Resources and Compensation Committee (the “Compensation Committee”).  Following the Annual Meeting, Mr. Schaller will be reelected Chair of the Compensation Committee and Ms. Miller will be relected Chair of the Governance Committee.

c.                                       The Board will cause the Special Committee of the Board to be disbanded promptly following the Annual Meeting.

d.                                      Following the Annual Meeting, during such time as the Board is unable to agree on a person to serve as Chair until the 2014 annual meeting of stockholders, one director shall serve as the acting Chair at each meeting of the Board and the Chair for meetings will alternate between a member of the Cray Group, Ms. Strandjord or Mr. Bridendall (assuming the election of Ms. Strandjord and Mr. Bridendall), on the one hand, and any other member of the Board, on the other hand; provided, however, that such acting Chair will not be considered the Chairperson of the Board for purposes of the Company’s Bylaws.  No Chair shall be elected by the Board without the vote of at least five of the members of the Board.

5.                                      Meeting Date and Record Date.

a.                                      The Company agrees to take all actions necessary to reconvene the Annual Meeting as soon as reasonably practicable following execution of this Agreement.

b.                                      The Parties acknowledge and agree that April 3, 2013 will remain the record date for the Annual Meeting.

6.                                      Termination of Litigation.

a.                                      MGP will take all actions necessary to cause its appeal to the Kansas Court of Appeals to be dismissed and jointly seek with the Cray Group an order from Judge Bednar approving the reconvening of the Annual Meeting and use of the existing record date set forth in Section 5.

b.                                      The Parties hereto will take all actions necessary to cause the dismissal of any litigation brought by such Party pending between the Parties, including any case pending in the Atchison County District Court (for instance, litigation related to the Special Committee).

c.                                       MGP will take all actions necessary to cause The Johnson County litigation to be dismissed with prejudice, and MGP agrees not to bring similar litigation in the future.

7.                                      Reimbursement of Cray Group Expenses.

The Company shall reimburse the members of the Cray Group for all reasonable legal fees and out-of-pocket costs and expenses up to an aggregate maximum cap of $1,775,000, incurred in connection with the matters related to the Annual Meeting (including the Lawsuits, any matter referenced herein and the negotiation and execution of this Agreement and any other

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agreement contemplated hereby) (the “Expenses”).  The Company shall reimburse such Expenses within ten business days of presentment.

8.                                      Termination of Strategic Review and BMO Engagement.

MGP will immediately take all actions to terminate its strategic review process, including the termination of any financial institution and advisors or counsel in connection with the same, and will publicly announce such termination.  MGP will not sell any assets of the Company, will not make any acquisitions of other companies or assets and will not enter into any joint venture relationships of a material nature or outside of the ordinary course of business in the next 12 months without the approval of at least six members of the Board.

9.                                      Governance and Solicitation Efforts.

a.                                      Following the execution of this Agreement, the Cray Group will continue to hold proxies for the election of directors, governance proposals and the say-on-pay advisory vote reflected in its proxy statement and proxy card.

b.                                      None of the Parties hereto will engage, directly or indirectly, in further solicitation efforts in connection with the Annual Meeting, except to the extent required by the law or other governmental regulation or rule or NASDAQ rule.  The Parties will reasonably cooperate in reviewing and revising supplements to their respective proxy statements to ensure consistency with this Agreement and any other agreements contemplated hereunder.

c.                                       Neither MGP nor the Cray Group will propose or present any additional proposals at the Annual Meeting.

d.                                      The agenda and rules for the Annual Meeting will be mutually agreed upon by the Parties prior to reconvening the Annual Meeting.

e.                                       The Cray Group will cause the law firm of Stinson Morrison Hecker LLP to issue a legal opinion (the “Opinion”) (with customary limitations and qualifications) addressed to the Board regarding the voting of the Cray Group Preferred Shares at the Annual Meeting. The Parties hereto agree not to contest the Opinion.

9.                                      Non-Retaliation Policy; Acceptance of Audit Committee Review.

a.                                      The Parties will reasonably cooperate to establish a non-retaliation policy providing that no Party hereto will seek to punish employees who sided or voted against them in the Proxy Contest or related matters.

b.                                      Neither Karen Seaberg nor Bud Cray will contest the findings and conclusions of the independent Audit Committee review dated October 10, 2013.

10.                               Release of All Claims by All Parties.

Except as otherwise provided herein, for and in consideration of this Agreement and in consideration of the covenants, promises, and commitments set forth in the Agreement, and as a

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settlement of disputed claims, all of the Parties hereto, individually and/or collectively, on behalf of themselves and their respective parent, subsidiaries, divisions, related or affiliated corporations, predecessors, or successor corporations, limited liability companies, partnerships, limited partnerships, and past, present and future directors, officers, shareholders, employees, attorneys, heirs, assigns, trustees, agents, representatives, sureties, and for all other persons or entities who claim in their right, title, interest, and/or behalf do hereby release and forever discharge all of the other Parties hereto, and their respective heirs, devisees, legatees, assigns, trustees, agents, representatives, sureties, parent, subsidiaries, divisions, related or affiliated corporations, predecessors, or successor corporations, limited liability companies, partnerships, limited partnerships, and past, present and future directors, officers, shareholders, employees, attorneys, and agents (collectively, “Released Parties”) from any and all claims (filed, pled, or otherwise), actions, causes of action, demands, tax demands, liens, tax liens, civil lawsuits, costs, expenses (including without limitation attorneys’ or expert/consultant fees, costs, or expenses) or encumbrances of any kind whatsoever (legal, equitable, or otherwise), known or unknown, suspected or unsuspected, fixed or contingent, that the Parties, individually or collectively, have or had from the beginning of time to the entry of this Agreement, against any Released Party, individually or collectively, relating to, connected with, or in any way arising from or related to the claims, facts, events, or occurrences related or unrelated to their respective roles with MGP, the Lawsuits, the Annual Meeting, and the Proxy Contest.  The Parties acknowledge that they are releasing claims only to the extent permitted by law.

The intention, understanding, and agreement of the Parties is that this Agreement constitutes a complete and final settlement between the Parties as described herein.  Each Party acknowledges and understands that this Agreement is a compromise of claims and that, by entering into this Agreement, it is agreed that the Released Parties are not making any admission or concession of any factual or legal conclusion.  Nothing in this Agreement will limit the ability of any Party to enforce (a) this Agreement, (b) the Employment Agreement of Mr. Newkirk, (c) the Transition Services Agreement, (d) the Settlement Agreement and Release between Cloud (Bud) Cray, Karen Seaberg, Tom Cray and Tim Newkirk (including any other agreements contemplated thereunder or attached thereto), or (e) any right to indemnification that any Party may be eligible for as a director or officer of MGP (the “Excluded Obligations”).

11.                               Covenant Not to Sue on Matters Released by this Agreement.

Provided that the obligations of this Agreement are otherwise satisfied, the Parties covenant and agree that they will not, directly or indirectly, commence or in any manner prosecute against any Released Party any legal action or other proceeding based upon the matters released by under Section 10 of this Agreement.  In addition to any other remedy at law or in equity, if any Party or any other person or entity acting or purporting to act on their behalf commences an action in violation of the terms of this Agreement, then (a) this Agreement may be pleaded in bar of any such action, and (b) the Parties will be entitled to injunctive relief to stop such action, and (c) the party, entity, or person initiating such action will be liable to the other Party for all costs and expenses, including attorneys’ fees, costs, and expenses, incurred in responding to the action.  The terms of this Section 11 do not apply to or limit the ability of any Party to enforce the Excluded Obligations.

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12.                               Authorities; Representations.

Each individual who is a Party hereto represents and agrees that he or she has the power and authority to enter into this Agreement and that this Agreement has been duly executed and delivered by such individual. The Company hereby represents and warrants that (i) the authorized signatory set forth on the signature page hereto has the power and authority to execute this Agreement and to bind the Company to this Agreement and no further actions are required to bind the Company hereto and (ii) this Agreement has been duly authorized, executed and delivered by the Company and the Board.

13.                               Press-Release.

Promptly following the execution of this Agreement, the Company and the Cray Group will jointly issue a mutually agreeable press release (the “Mutual Press Release”) announcing the terms of this Agreement, in the form attached hereto as Exhibit D.  Prior to the issuance of the Mutual Press Release, none of the Parties hereto will issue any press release or public announcement regarding this Agreement or the resolution of the issues addressed herein without the prior written consent of the other, other than any filing with the Securities and Exchange Commission (the “SEC”) required in connection with the execution and/or delivery of this Agreement.  None of the Parties hereto shall make any public statement (including any filing with the SEC) inconsistent with the Mutual Press Release without the written consent of the other Parties hereto.

14.                               Entire Agreement and Severability.

The Parties agree that this Agreement may not be modified, altered, or changed, except by written agreement signed by the Parties.  This Agreement, and any other agreement signed by or between some or all of the Parties hereto on the date of this Agreement, contains the entire agreement between the Parties with regard to the matters set forth herein and will be binding and inure to the benefit of the Parties, the present, former and future officers, directors, shareholders, members, employees, attorneys, representatives, subsidiaries, affiliates, heirs, devisees, legatees, trustees, agents, sureties, executors, administrators, predecessors, successors, and assigns of each Party.  Each of the Parties acknowledges and represents that it has not relied on any promise, inducement, representation, or other statement made in connection with this Agreement that is not expressly contained in this Agreement. If any provision of the Agreement is held to be invalid, the remaining provisions will remain in full force and effect.

15.                               Joint Preparation.

All of the Parties have cooperated and participated in the drafting and preparation of this Agreement.  Accordingly, the Parties agree that the Agreement will not be construed or interpreted in favor of or against any Party by virtue of the identity of its preparer.

16.                               Applicable Law.

The Agreement will be construed and interpreted according to the laws of the State of Kansas.

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17.                               Multiple Originals and Facsimiles Signatures.

This Agreement may be executed in any number of counterparts, and with facsimile signatures, with the same effect as if all Parties had signed the same document.  All counterparts will be construed together and will constitute one Agreement.  Absent an original signature, it is hereby understood and agreed that a facsimile or electronically-transmitted signature will be binding upon the Parties and otherwise admissible.

18.                               Waiver.

No waiver by any Party of any condition of or of any breach of any term, covenant, representation, or warranty contained in this Agreement will be deemed or construed as a further or continuing waiver of any other condition or the breach of any other term, covenant, representation, or warranty contained in this Agreement.

19.                               Attorney Fees, Costs, and Expenses.

Unless otherwise specified in this Agreement, each Party will bear its own attorney or expert/consultant fees, costs, and expenses in connection with the Lawsuits, including without limitation all attorneys fees, costs, and expenses associated with demands made as a result of the Lawsuits and the negotiation and execution of this Agreement.

20.                               Specific Performance.

Each of the Parties hereto acknowledges and agrees that irreparable injury to the other Parties hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable in damages. It is accordingly agreed that the any of the Parties hereto (the “Moving Party”), shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof, without the posting of any bond, and the other Parties will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity. Such remedy shall not be deemed to be the exclusive remedy for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity.

21.                               Further Assurances.

Each of the Parties hereto agrees to take such actions, adopt such resolutions and execute such agreements, documents and instruments as reasonably necessary to carry out the covenants and obligations under this Agreement.

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IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first above written.

MGP Ingredients, Inc.

By:	/s/ Donald P. Tracy

Name:	Donald P. Tracy

Title:	Chief Financial Officer

/s/ Michael Braude
Michael Braude

/s/ John Byom
John Byom

/s/ Cloud L. Cray, Jr.
Cloud L. Cray, Jr.

/s/ Thomas M. Cray
Thomas M. Cray

/s/ Gary Gradinger
Gary Gradinger

/s/ Linda Miller
Linda Miller

/s/ Timothy W. Newkirk
Timothy W. Newkirk

/s/ Daryl Schaller
Daryl Schaller

/s/ Karen Seaberg
Karen Seaberg

[Signature Page to Settlement Agreement and Mutual Release]

/s/ John Speirs
John Speirs

[Signature Page to Settlement Agreement and Mutual Release]

Exhibit 99.13

VOTING AGREEMENT

This Voting Agreement (the “Agreement”) is entered into on December 3, 2013 by MGP Ingredients, Inc. (the “Company”), Cloud “Bud” Cray, Jr., Karen Seaberg, Thomas M. Cray (Karen Seaberg, Cloud “Bud” Cray, Jr. and Thomas M. Cray, collectively, the “Preferred Stockholders”), and Michael Braude, Linda Miller, Gary Gradinger, Daryl Schaller, John Speirs, and John Byom, each as independent members of the Board of Directors of the Company (the “Independent Directors” and collectively with the Cloud Cray, Jr. and Karen Seaberg, the “Board”).  All of the above are collectively referred to as the “Parties” to this Agreement.

RECITALS

WHEREAS, the Preferred Stockholders beneficially own 293 shares of Company preferred stock, par value $10.00 per share, together with any additional shares of Company preferred stock pursuant to Section 3 hereof, (the “Preferred Stock”);

WHEREAS, the Preferred Stockholders are presently involved in a proxy contest related to the 2013 Annual Meeting of Stockholders of the Company (“Annual Meeting”);

WHEREAS, the Parties, along with Tim Newkirk, are concurrently entering into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) on the date hereof providing for, among other things, agreement with respect to certain matters regarding the Annual Meeting;

WHEREAS, pursuant to the Settlement Agreement, Tim Newkirk has agreed to resign from the Board, and the Parties have, on the terms and subject to the conditions herein, agreed to leave open the vacancy created by Tim Newkirk’s resignation until a new Chief Executive Officer (a “CEO”) is hired by the Board; and

WHEREAS, the Parties hereto desire to memorialize certain other agreements between them with respect to the matters to be voted upon at the Annual Meeting.

NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties agree as follows.

1.                                      Shares Subject to Agreement.

The Preferred Stockholders each agree to hold all shares of Preferred Stock registered in their respective names or beneficially owned by them and/or over which they exercise voting control as of the date of this Agreement and any other shares of Preferred Stock legally or beneficially held or acquired by them after the date hereof or over which they exercise voting control subject to, and to vote the Preferred Stock in accordance with the provisions of this Agreement until the earlier to occur of (a) the conclusion of the 2014 annual meeting of stockholders (such meeting, the “2014 Annual Meeting”) or (b) June 1, 2014 (the period from the date of this Agreement to the earlier to occur of (a) and (b) referred to herein as the “Voting Period”).

2.                                      Voting of Preferred Shares and Related Matters.

(a)                                 Subject to Section 2(e) below, and notwithstanding the timing requirements of Section 3.8 of the Company’s By-laws as proposed by the Preferred Stockholders for consideration at the Annual Meeting, during the Voting Period the Preferred Stockholders shall not take any action to call a special meeting of stockholders of the Company to elect a director to fill the vacancy arising from Tim Newkirk’s resignation from the Board.

(b)                                 Subject to Section 2(e) below, if the 2014 Annual Meeting is held during the Voting Period, at the 2014 Annual Meeting the Preferred Stockholders shall vote, or cause to be voted, by proxy or otherwise, their Preferred Stock in favor of the election to the Board of the non-interim CEO hired by the Board.

(c)                                  If the Board has not hired a non-interim CEO, then, during the Voting Period, should any special meeting of stockholders be called, or any consent solicitation be made, the Preferred Stockholders shall not vote, by proxy or otherwise, and shall cause any holder of record of Preferred Stock to not vote or execute a written consent or consents if stockholders of the Company are requested to vote their shares through the execution of an action by written consent in lieu of any such annual or special meeting of stockholders of the Company, in favor of the election of any person to fill the vacancy created by the resignation of Mr. Newkirk and further agree that, during the Voting Period, should any special meeting of stockholders occur that has as its purpose (or one of its purposes) the filling of the vacancy created by the resignation of Mr. Newkirk, the Preferred Stockholders shall not attend such meeting in person or by proxy.

(d)                                 Subject to Section 2(e) below, provided the Company’s stockholders approve the precatory proposal on the declassification of the Board at the Annual Meeting, the Board shall take all appropriate actions (including adopting appropriate Board resolutions and recommending approval to the Company’s stockholders) to adopt and approve a proposal to amend the Company’s articles of incorporation to declassify the Board in the form attached hereto as Exhibit A, and the Board shall submit such proposal/amendment to stockholders for approval at the 2014 Annual Meeting.

(e)                                  Notwithstanding the foregoing, nothing in this Agreement shall limit or restrict any of the Parties (i) from acting in their individual capacities as directors of the Company, to the extent applicable and no such actions or omissions shall be deemed a breach of this Agreement, it being understood that this Agreement shall apply to the Preferred Stockholders solely in their capacities as a stockholders of the Company and (ii) from taking any action to fill any other vacancy that may arise on the Board.  Nothing in this Agreement will be construed to prohibit, limit or restrict any Party from exercising his or her fiduciary duties as a director to the Company or its stockholders.  In the event that the Board refuses to submit the declassification proposal to stockholders for approval at the 2014 Annual Meeting during the Voting Period, the obligations of the Preferred Stockholders hereunder shall terminate and be of no further effect.

3.                                      Additional Shares.

Each Preferred Stockholder agrees that all shares of Company preferred stock that he or she purchases, acquires the right to vote or otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute Preferred Stock for all purposes of this Agreement.

4.                                      No Voting Trusts or Other Arrangement.

During the Voting Period, the Preferred Stockholders agree that he or she will not, and will not permit any entity under any of their control to, deposit any of the shares of Preferred Stock in a voting trust, grant any proxies with respect to the Preferred Stock or subject any of the Preferred Stock to any arrangement with respect to the voting of the Preferred Stock other than agreements entered into with all the Parties.

5.                                      Transfer and Encumbrance.

The Preferred Stockholders each agrees that during the term of this Agreement, he or she will not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge or otherwise dispose of or encumber (“Transfer”) any of the Preferred Stock or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any of the Preferred Stock or the Preferred Stockholder’s voting or economic interest therein.  Any attempted Transfer of the Preferred Stock or any interest therein in violation of this Section 5 shall be null and void.  This Section 5 shall not prohibit a Transfer of the Preferred Stock by the Preferred Stockholders to any member of his or her immediate family, or to a trust for the benefit of the Preferred Stockholder or any member of his or her immediate family, or upon the death of such Preferred Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to the Parties, to be bound by all of the terms of this Agreement.

6.                                      Representations.

(a)                                 The Company hereby represents and warrants that:

(i)                                    the authorized signatory set forth on the signature page hereto has the power and authority to execute this Agreement and to bind the Company to this Agreement and no further actions are required to bind the Company hereto;

(ii)                                the Company has full corporate power and authority to enter into, execute and deliver this Agreement and (subject to the conditions stated herein) to perform fully its obligations hereunder;

(iii)                            this Agreement has been duly authorized, executed and delivered by the Company and the Board.

(iv)                             none of the execution and delivery of this Agreement by the Company, the consummation by it of the transactions contemplated hereby or compliance by it with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice of lapse of time or both) under any provision of, any trust agreement or other agreement, instrument or law applicable to it or its property or assets.

(v)                                 Except for any filings required under federal securities laws, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement.

(b)                                 Each Preferred Stockholder represents and warrants to each of the other Parties (but not to the other Preferred Stockholders) that:

(i)                                    He or she owns beneficially (as such term is defined in Rule 13d-3 under the Exchange Act all of the Preferred Stock free and clear of, except pursuant to this Agreement, any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, right of first refusal, or restriction of any kind, including any restriction on voting, transfer, or exercise of any other attribute of ownership.

(ii)                                He or she has full power and authority and legal capacity to enter into, execute and deliver this Agreement and to perform fully his or her obligations hereunder.  This Agreement has been duly and validly executed and delivered by him or her.

(iii)                            None of the execution and delivery of this Agreement by such Preferred Stockholder, the consummation by him or her of the transactions contemplated hereby or compliance by him or her with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice of lapse of time or both) under any provision of, any trust agreement or other agreement, instrument or law applicable to him or her or to his or her property or assets.

(iv)                             Except for any filings required under federal securities laws, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of such Preferred Stockholder is required in connection with the valid execution and delivery of this Agreement. No consent of a spouse is necessary under any “community property” or other laws in order for such Preferred Stockholder to enter into and perform his or her obligations under this Agreement.

7.                                      Entire Agreement and Severability.

The Parties agree that this Agreement may not be modified, altered, or changed, except by written agreement signed by the Parties.  This Agreement and any other agreement signed by or between some or all of the Parties hereto on the date of this Agreement, contains the entire agreement between the Parties with regard to the matter set forth herein and will be binding and inure to the benefit of the Parties, the present, former and future officers, directors, shareholders, members, employees, attorneys, representatives, subsidiaries, affiliates, heirs, devisees, legatees, trustees, agents, sureties, executors, administrators, predecessors, successors, and assigns of each Party.  If any provision of the Agreement is held to be invalid, the remaining provisions will remain in full force and effect.

8.                                      Joint Preparation.

All of the Parties have cooperated and participated in the drafting and preparation of this Agreement.  Accordingly, the Parties agree that the Agreement will not be construed or interpreted in favor of or against any Party by virtue of the identity of its preparer.

9.                                      Applicable Law.

The Agreement will be construed and interpreted according to the laws of the State of Kansas.

10.                               Multiple Originals and Facsimiles Signatures.

This Agreement may be executed in any number of counterparts, and with facsimile signatures, with the same effect as if all Parties had signed the same document.  All counterparts will be construed together and will constitute one Agreement.  Absent an original signature, it is hereby understood and agreed that a facsimile or electronically-transmitted signature will be binding upon the Parties and otherwise admissible.

11.                               Waiver.

No waiver by any Party of any condition of or of any breach of any term, covenant, representation, or warranty contained in this Agreement will be deemed or construed as a further or continuing waiver of any other condition or the breach of any other term, covenant, representation, or warranty contained in this Agreement.

12.                               Specific Performance.

Each of the Parties hereto acknowledges and agrees that irreparable injury to the other Parties hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable in damages.  It is accordingly agreed that the any of the Parties hereto (the “Moving Party”), shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof, without the posting of any bond, and the other Parties will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity.  Such remedy shall not be deemed to be the exclusive remedy for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity.

13.                               Further Assurances.

Each of the Parties hereto agrees to take such actions, adopt such resolutions and execute such agreements, documents and instruments as reasonably necessary to carry out the covenants and obligations under this Agreement.

14.                               Assignment.

No Party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other Parties hereto. Any assignment contrary to the provisions of this Section 14 shall be null and void.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date above first written.

MGP Ingredients, Inc.

By:	/s/ Donald P. Tracy

Name:	Donald P. Tracy

Title:	Chief Financial Officer

/s/ Michael Braude
Michael Braude

/s/ John Byom
John Byom

/s/ Cloud L. Cray, Jr.
Cloud L. Cray, Jr.

/s/ Gary Gradinger
Gary Gradinger

/s/ Linda Miller
Linda Miller

/s/ Daryl Schaller
Daryl Schaller

/s/ Karen Seaberg
Karen Seaberg

/s/ John Speirs
John Speirs

/s/ Thomas M. Cray
Thomas M. Cray

[Signature Page to Voting Agreement]

Exhibit A

Proposal to Declassify the Board

Commencing with the annual meeting of stockholders in 2014, each director of the corporation shall be elected for a one-year term and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director. A director who is chosen in the manner provided in the Bylaws to fill a vacancy shall hold office until the next annual meeting of stockholders of the corporation and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Any one or more directors of the corporation may be removed with or without cause by the holders of a majority of the shares then entitled to vote in an election of such director or directors.